UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2016
P10 Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30939	74-2961657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK 12
Austin, Texas 78758
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(512) 836-6464
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4— Matters Related to Accountants and Financial Statements
Item 4.01 Changes to Registrant’s Certifying Accountant.

Resignation of Grant Thornton LLP

On December 20, 2016, Grant Thornton LLP (“Grant Thornton”) resigned as the independent registered public accounting firm for P10 Industries, Inc. (formerly Active Power, Inc.), a Delaware corporation (the “Company”).

Grant Thornton reported on the Company’s financial statements for each of the years ended December 31, 2014 and 2015. These reports did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and through December 20, 2016, there were no disagreements (as defined in Item 304 of Regulation S-K) with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. Further, during the period of Grant Thornton’s retention, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Grant Thornton with a copy of the foregoing disclosures prior to filing this Current Report on Form 8-K. A letter from Grant Thornton addressed to the Securities and Exchange Commission stating that Grant Thornton agrees with such disclosures is included as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of PMB Helin Donovan, LLP

On December 22, 2016, the Company appointed PMB Helin Donovan, LLP (“PMB”), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as its independent registered public accounting firm. During the two most recent fiscal years, and through December 22, 2016, neither the Company nor anyone on its behalf consulted with PMB regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
16.1	Letter, dated December 21, 2016, from Grant Thornton LLP to the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P10 Industries, Inc.

By:        /s/James A. Powers
Name:    James A. Powers
Title:    Chief Financial Officer and Vice President of Finance

Dated: December 27, 2016

EXHIBIT INDEX

16.1	Letter, dated December 21, 2016, from Grant Thornton LLP to the Securities and Exchange Commission.